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                                                                   EXHIBIT 10.33

                               THIRD AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is made and dated as of January 31, 1997 (the "THIRD AMENDMENT") among Health Systems International, Inc. (the "COMPANY"), the Banks party to the Amended and Restated Credit Agreement referred to below, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as Agent (the "AGENT"), and amends that certain Amended and Restated Credit Agreement dated as of April 26, 1996, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of May 10, 1996 and that certain Second Amendment to Amended and Restated Credit Agreement dated as of May 28, 1996 (as so amended or modified from time to time, the "CREDIT AGREEMENT").


                                    RECITALS

         WHEREAS, the Company has requested the Agent and the Banks to amend certain provisions of the Credit Agreement, and the Agent and the Banks are willing to do so, on the terms and conditions specified herein:

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

               1. Terms. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein.

               2. Amendment. The Credit Agreement is hereby amended as follows:

                                    2.1            Amendment to Section 1.01.
The definition of the term "Subsidiary" in Section 1.01 of the Credit Agreement is hereby amended by adding the following two sentences at the end thereof:
"Notwithstanding anything to the contrary herein, except as otherwise expressly provided in Section 8.01 of this Agreement, during the period from the date the Foundation Acquisition is completed through June 30, 1997, neither Foundation Health nor any of its Subsidiaries shall be deemed to be a Subsidiary of the Company or any of the Company's Subsidiaries. After June 30, 1997, the determination of whether Foundation Health and its Subsidiaries are Subsidiaries of the Company shall be made by reference to the first two sentences of this definition."

                                    2.2            Addition of New Definitions.
Section 1.01 of the Credit Agreement is further amended by adding the following definition thereto in appropriate alphabetic order:





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               "Foundation Health" means Foundation Health Corporation, a
         Delaware corporation.

               "Foundation Acquisition" means the acquisition by the Company of all of the outstanding common stock of Foundation Health pursuant to the terms of that certain Agreement and Plan of Merger dated October 1, 1996 among the Company, FH Acquisition Corp., a wholly-owned Subsidiary of the Company, and Foundation Health.

                                    2.3            Amendment to Section 8.01.
Section 8.01 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof: "For purposes of clauses (e), (f), (g) and (i) of this Section 8.01 (but only for purposes of clauses (e), (f), (g) and (i) of Section 8.01), from and after completion of the Foundation Acquisition, Foundation Health and each of its Subsidiaries shall be deemed to be Subsidiaries of the Company."

               3. Acknowledgement. By their execution hereof, the Company, the Agent and the Banks acknowledge that upon the Company's compliance with clauses (ii) and (iii) of Section 6.13, the Foundation Acquisition will be a Permitted Acquisition for purposes of the Credit Agreement.

               4. Representations and Warranties. The Company represents and warrants to the Agent and the Banks that, on and as of the date hereof, and after giving effect to this Third Amendment:

                                    4.1            Authorization.  The
execution, delivery and performance by the Company of this Third Amendment has been duly authorized by all necessary corporate action, and this Third Amendment has been duly executed and delivered by the Company.

                                    4.2            Binding Obligation.  This
Third Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

                                    4.3            No Legal Obstacle to
Amendment. The execution, delivery and performance of this Third Amendment will not (a) contravene the Organization Documents of the Company; (b) constitute a breach or default under any contractual restriction or violate or contravene any law or governmental regulation or court decree or order binding on or affecting the Company which individually or in the aggregate does or could reasonably be expected to have a Material Adverse Effect; or (c) result in, or require the creation or imposition of, any Lien or any of the Company's properties. No approval, or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this Third Amendment or the transactions contemplated hereby.





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                                    4.4            Incorporation of Certain
Representations. The representations and warranties of the Company set forth in Article V of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

                                    4.5            Default.  No Default or
Event of Default under the Credit Agreement has occurred and is continuing.

               5.        Miscellaneous.

                                    5.1            Effectiveness of the Credit
Agreement and the Notes. Except as hereby expressly amended, the Credit Agreement and the Notes shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

                                    5.2            Waivers.  This Third
Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Agent or Banks thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Majority Banks to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

                                    5.3            Counterparts.  This Third
Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Third Amendment shall not become effective until the Company, the Agent and the Majority Banks shall have signed a copy hereof and the same shall have been delivered to the Agent.

                                    5.4            Governing Law.  This Third
Amendment shall be governed by and construed in accordance with the laws of the State of California.





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         IN WITNESS WHEREOF, the parties hereto have caused this Third
Amendment to be duly executed and delivered as of the date first written above.


                               HEALTH SYSTEMS INTERNATIONAL, INC.



                               By:
                                  ------------------------------------
                               Name:
                                    ----------------------------------
                               Title:
                                     ---------------------------------



                               BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                               ASSOCIATION, AS Agent


                               By:
                                  ------------------------------------
                               Name:
                                    ----------------------------------
                               Title:
                                     ---------------------------------



                               BANK OF AMERICA NATIONAL TRUST
                               AND SAVINGS ASSOCIATION, as a Bank


                               By:
                                  ------------------------------------
                               Name:
                                    ----------------------------------
                               Title:
                                     ---------------------------------





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                          ABN AMRO BANK, N.V.

                          By:      ABN AMRO North America, Inc.
                                    its agent


                                   By:
                                       -----------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   By:
                                       -----------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------



                          BANK OF MONTREAL


                          By:
                             ---------------------------------------------------
                          Name:
                               -------------------------------------------------
                          Title:
                                ------------------------------------------------



                          THE BANK OF NEW YORK


                          By:
                             ---------------------------------------------------
                          Name:
                               -------------------------------------------------
                          Title:
                                ------------------------------------------------



                          THE BANK OF NOVA SCOTIA


                          By:
                             ---------------------------------------------------
                          Name:
                               -------------------------------------------------
                          Title:
                                ------------------------------------------------






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                             BANQUE NATIOANALE DE PARIS


                             By:
                                -------------------------------------------
                             Name:
                                  -----------------------------------------
                             Title:
                                   ----------------------------------------


                             By:
                                -------------------------------------------
                             Name:
                                  -----------------------------------------
                             Title:
                                   ----------------------------------------



                             BANQUE PARIBAS


                             By:
                                -------------------------------------------
                             Name:
                                  -----------------------------------------
                             Title:
                                   ----------------------------------------



                             CHEMICAL BANK


                             By:
                                -------------------------------------------
                             Name:
                                  -----------------------------------------
                             Title:
                                   ----------------------------------------



                             CITIBANK, N.A., as a Bank and Co-Agent


                             By:
                                -------------------------------------------
                             Name:
                                  -----------------------------------------
                             Title:
                                   ----------------------------------------






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                          COOPERATIEVE CENTRALE RAIFFEISEN-
                          BOERENIEENBANK B.A. "RABOBANK
                          NEDERLAND" NEW YORK BRANCH


                          By:
                             ---------------------------------------------
                          Name:
                               -------------------------------------------
                          Title:
                                ------------------------------------------


                          By:
                             ---------------------------------------------
                          Name:
                               -------------------------------------------
                          Title:
                                ------------------------------------------



                          CREDIT LYONNAIS NEW YORK BRANCH


                          By:
                             ---------------------------------------------
                          Name:
                               -------------------------------------------
                          Title:
                                ------------------------------------------



                          THE DAI-ICHI KANGYO BANK, ltd.
                          Los Angeles Agency


                          By:
                             ---------------------------------------------
                          Name:
                               -------------------------------------------
                          Title:
                                ------------------------------------------



                          THE FUJI BANK, LIMITED
                          Los Angeles Agency


                          By:
                             ---------------------------------------------
                          Name:
                               -------------------------------------------
                          Title:
                                ------------------------------------------






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                         THE INDUSTRIAL BANK OF JAPAN,
                         LIMITED, Los Angeles Agency, as a Bank and
                         CO-Agent


                         By:
                            ---------------------------------------------------
                         Name:
                              -------------------------------------------------
                         Title:
                               ------------------------------------------------



                         THE LONG-TERM CREDIT BANK OF JAPAN
                         LTD., Los Angeles Agency


                         By:
                            ---------------------------------------------------
                         Name:
                              -------------------------------------------------
                         Title:
                               ------------------------------------------------



                         THE NORTHERN TRUST COMPANY


                         By:
                            ---------------------------------------------------
                         Name:
                              -------------------------------------------------
                         Title:
                               ------------------------------------------------



                         THE SANWA BANK, LIMITED
                         Los Angeles Branch


                         By:
                            ---------------------------------------------------
                         Name:
                              -------------------------------------------------
                         Title:
                               ------------------------------------------------






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                          WELSS FARGO BANK, N.A.


                          By:
                             -----------------------------------
                          Name:
                               ---------------------------------
                          Title:
                                --------------------------------






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